UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) September 15, 2020
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 15, 2020, Digital Turbine, Inc. (the “Company” or “our”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the 2020 Equity Incentive Plan of Digital Turbine, Inc. (the “Plan”), pursuant to which the Company may grant equity incentive awards to directors, employees and other eligible participants. A total of 12,000,000 shares of common stock are reserved for grant under the Plan. The types of awards that may be granted under the Plan include incentive and non-qualified stock options, stock appreciation rights, restricted stock, and restricted stock units. The Plan became effective on September 15, 2020 and has a term of ten years.

The foregoing description of the terms and conditions of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. For a more complete description of the Plan, please refer to the discussion under “Proposal No. 4” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2020.

The Board approved a form of option agreement and a form of restricted stock agreement pursuant to the authority set forth in the Plan, copies of which are filed as Exhibits 10.2 and 10.3 to this Report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of the Company filed with the SEC on July 29, 2020, the relevant portions of which are incorporated herein by reference, submitted to our stockholders at the Annual Meeting.

At of the close of business on July 22, 2020, the record date for the Annual Meeting, a total of 88,317,900 shares of our common stock and 100,000 shares of our Series A preferred stock ("Preferred Stock"), which are convertible into 20,000 shares of common stock, were outstanding and entitled to vote at our Annual Meeting. Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock.

At the Annual Meeting, the aggregate number of shares present or represented by valid proxy was 70,817,815 shares or 80.9% of shares entitled to vote. Therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1	Election of Directors The stockholders elected seven directors to serve until the annual meeting of stockholders in fiscal year 2022 with the following vote:
	Nominee	Votes For	Votes Withheld	Broker Non-votes
	Robert Deutschman	43,368,170	3,277,024	24,172,621
	Roy H. Chestnutt	46,170,146	475,048	24,172,621
	Mohan S. Gyani	44,189,191	2,456,002	24,172,621
	Jeffrey Karish	44,975,453	1,669,741	24,172,621
	Christopher Rogers	46,092,001	553,193	24,172,621
	Michelle M. Sterling	46,462,217	182,977	24,172,621
	William G. Stone III	46,286,074	359,120	24,172,621

Proposal 2
Advisory Vote on Executive Compensation

The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

	For	Against	Abstain	Broker Non-votes
	45,438,168	843,991	363,036	24,172,621

Proposal 3
Advisory Vote on Frequency of Future Advisory Say-On-Pay Votes on Executive Compensation

The following frequency of future advisory say-on-pay votes on executive compensation was approved with the following vote:

	One Year	Two Years	Three Years	Abstain	Broker Non-votes
	43,107,387	196,959	1,835,355	517,188	24,160,927

Proposal 4	Vote approving the 2020 Equity Incentive Plan The resolution approving the 2020 Equity Incentive Plan, was approved with the following vote:

	The 2020 Equity Incentive Plan was approved with the following vote:
	For	Against	Abstain	Broker Non-votes
	30,603,146	15,782,234	248,120	24,184,316

Proposal 5	Appointment of SingerLewak, LLP as Independent Registered Public Accounting Firm

	The appointment of SingerLewak LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2021, was ratified with the following vote:

	For	Against	Abstain	Broker Non-votes
	70,312,806	249,471	255,537	—

After considering the voting results on Proposal No. 3, the Company will continue to hold an advisory vote on executive compensation every year.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	2020 Equity Incentive Plan of Digital Turbine, Inc.
10.2	Form of Option Agreement
10.3	Form of Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 21, 2020	Digital Turbine, Inc.
	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President & Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
10.1	2020 Equity Incentive Plan of Digital Turbine, Inc.
10.2	Form of Option Agreement
10.3	Form of Restricted Stock Agreement